Exhibit 10.6

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION COPY

PURCHASE OPTION AGREEMENT

by and among

EXELIXIS, INC.,

SYMPHONY EVOLUTION HOLDINGS LLC

and

SYMPHONY EVOLUTION, INC.

Dated as of June 9, 2005

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Schedule I	Purchase Price Calculation Example

Annex A	Certain Definitions

Exhibit 1	Purchase Exercise Notice
Exhibit 2	Form of Opinion of Cooley Godward LLP

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PURCHASE OPTION AGREEMENT

This PURCHASE OPTION AGREEMENT (this “Agreement”) is entered into as of June 9, 2005 (the “Closing Date”) by and among EXELIXIS, INC., a Delaware corporation (“Exelixis”), SYMPHONY EVOLUTION HOLDINGS LLC, a Delaware limited liability company (“Holdings”), and SYMPHONY EVOLUTION, INC., a Delaware corporation (“Symphony Evolution”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in Annex A attached hereto.

PRELIMINARY STATEMENT

WHEREAS, Exelixis and Holdings have entered into a Technology License Agreement pursuant to which Exelixis has granted Holdings an exclusive license (the “License”) to the use of certain intellectual property related to the Programs owned or controlled by Exelixis;

WHEREAS, contemporaneously with the execution of this Agreement, Exelixis, Holdings and Symphony Evolution are entering into a Novated and Restated Technology License Agreement, pursuant to which, among other things, Holdings will assign by way of novation the License to Symphony Evolution;

WHEREAS, Exelixis and Holdings have entered into a Research and Development Agreement pursuant to which Exelixis has agreed, amongst other things, to perform, on behalf of Holdings, research and development of the Programs;

WHEREAS, contemporaneously with the execution of this Agreement, Exelixis, Holdings and Symphony Evolution are entering into an Amended and Restated Research and Development Agreement, pursuant to which, among other things, Holdings will assign its rights and obligations under the Research and Development Agreement to Symphony Evolution;

WHEREAS, contemporaneously with the execution of this Agreement, in order to fund such research and development, institutional investors are committing to invest up to $80,000,000.00 in Holdings (the “Financing”) in exchange for membership interests in Holdings and for certain warrants (the “Warrants”), to purchase up to a total of 2,000,000 shares of Exelixis Common Stock, to be initially issued to Holdings, and Holdings will agree to contribute the net proceeds of the Financing to Symphony Evolution;

WHEREAS, the allocations of purchasable shares of Exelixis Common Stock subject to the Warrants is based on a Committed Capital amount of $80,000,000.00, and if the Funded Capital is less than $80,000,000.00, then the allocation of purchasable Exelixis Common Stock subject to the Warrants shall be adjusted proportionately;

WHEREAS, Holdings desires, in consideration for the opportunity to receive A Warrants, B Warrants and C Warrants, to grant Exelixis an option to purchase all of the Common Stock of Symphony Evolution and any other Equity Securities issued by Symphony Evolution (together, the “Symphony Evolution Equity Securities”) owned, or hereinafter acquired, by Holdings on the terms described in this Agreement; and

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WHEREAS, Symphony Evolution and Holdings have determined that it is in each of its best interest to perform and comply with certain agreements and covenants relating to each of its ongoing operations contained in this Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (the “Parties”) agree as follows:

Section 1. Grant of Purchase Option.

(a) Holdings hereby grants to Exelixis an exclusive option (the “Purchase Option”) to purchase all, but not less than all, of the outstanding Symphony Evolution Equity Securities owned or hereinafter acquired by Holdings, in accordance with the terms of this Agreement.

(b) Symphony Evolution hereby covenants and agrees that all Symphony Evolution Equity Securities issued by Symphony Evolution at any time prior to the expiration of the Term (including to Holdings on, prior to, or after the date hereof or to any other Person at any time whatsoever, in all cases prior to the expiration of the Term) shall be subject to a purchase option on the same terms as the Purchase Option (except as provided by the immediately following sentence) and all of the other terms and conditions of this Agreement without any additional action on the part of Exelixis or Holdings. Further, to the extent Symphony Evolution shall issue any Symphony Evolution Equity Securities (including any issuance in respect of a transfer of Symphony Evolution Equity Securities by any holder thereof, including Holdings) after the date hereof to any Person (including Holdings) (any issuance of such Symphony Evolution Equity Securities being subject to the prior written consent of Exelixis as set forth in Sections 5(c) and 7(b) hereof, as applicable), Symphony Evolution hereby covenants and agrees that it shall cause such Symphony Evolution Equity Securities to be subject to the Purchase Option without the payment of, or any obligation to pay, any additional consideration in respect of such Symphony Evolution Equity Securities by Exelixis, Symphony Evolution or any Symphony Evolution Subsidiary to the Person(s) acquiring such subsequently issued Symphony Evolution Equity Securities, the Parties acknowledging and agreeing that the sole consideration payable by Exelixis for all of the outstanding Symphony Evolution Equity Securities now or hereinafter owned by any Person shall be the Purchase Price.

(c) Exelixis’ right to exercise the Purchase Option granted hereby is subject to the following conditions:

(i) The Purchase Option may only be exercised for the purchase of all, and not less than all, of Holdings’ Symphony Evolution Equity Securities;

(ii) The Purchase Option may only be exercised a single time;

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(iii) Except as provided in Sections 1(c)(iv) and (v) below, the Purchase Option may be exercised only during the period (the “Purchase Option Period”) commencing on and including June 9, 2006, 2006 (the “Purchase Option Commencement Date”) and ending on and including the earlier of (x), June 9, 2009 the (“Final Termination Date”), and (y) the 90th calendar day (such 90th calendar day, the “Funds Termination Date”) immediately following the first date (each, a “Balance Sheet Deficiency Date”) on which an internally prepared, unaudited, balance sheet of Symphony Evolution (prepared in accordance with GAAP) is delivered to Exelixis stating that the aggregate amount of (A) cash and cash equivalents held by Symphony Evolution and (B) cash that will be received in connection with a pending Funding Notice provided by Holdings to the Investors pursuant to the Funding Agreement is less than $5,000,000 (unless extended in accordance with Section 1(c)(iv);

(iv) In the event that Exelixis has agreed to share the costs of additional research pursuant to the Research Cost Sharing and Extension Agreement (the “RCSEA”), the Purchase Option Period shall be determined in accordance with the RCSEA (for the avoidance of doubt, funds advanced by Exelixis pursuant to the RCSEA shall not be included in any calculation of the Purchase Price hereunder); and

(v) In the event that Holdings terminates the Amended and Restated Research and Development Agreement following a material breach thereof by Exelixis (as provided in Section 17.2 of the Amended and Restated Research Agreement), Exelixis shall have thirty (30) days in which to decide if it wishes to exercise the Purchase Option hereunder. Such exercise of the Purchase Option shall be effected in accordance with the terms of this Agreement, except that such exercise may occur prior to the Purchase Option Commencement Date (an “Early Purchase Option Exercise”).

Section 2. Exercise of Purchase Option.

(a) Exercise Notice. Exelixis may exercise the Purchase Option only by delivery of a notice in the form attached hereto as Exhibit 1 (the “Purchase Option Exercise Notice”) during the Purchase Option Period (or in the case of an Early Purchase Option Exercise, as set forth in Section 1(c)(v)). The Purchase Option Exercise Notice shall be delivered on a Business Day to Holdings and Symphony Evolution and shall be irrevocable once delivered. The date on which the Purchase Option Exercise Notice is first delivered to Holdings and Symphony Evolution is referred to as the “Purchase Option Exercise Date.” The Purchase Option Exercise Notice shall contain (1) an estimated date for the settlement of the Purchase Option (the “Purchase Option Closing”), which date shall be estimated in accordance with this Section 2(a), (2) an estimated price for the exercise of the Purchase Option, calculated in accordance with Section 2(c) hereof, and based on the estimated date of the Purchase Option Closing and the then-current financial statements of Symphony Evolution, and (3) if Exelixis intends to pay part of the Purchase Price in Exelixis Common Stock, notice of such intent, the number of shares to be transferred as such purchase price, the valuation thereof and the percentage such portion bears to the estimated purchase price (which shall be no greater percentage than permitted under Section 2(c)). Such notice and election shall be irrevocable once given and made. If, during the period between the Purchase Option Exercise Date and the Purchase Option Closing, the amount of cash and cash equivalents held by Symphony Evolution is an amount less than or equal to

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$1,000,000 then Symphony Evolution shall cease payment of any amounts owed to Exelixis in respect of its activities pursuant to the Amended and Restated Research and Development Agreement, but shall continue to pay amounts owed to all other Persons. The date of the Purchase Option Closing (the “Purchase Option Closing Date”) shall be determined as follows:

(i) If Exelixis elects to pay the entire Purchase Price in cash, the Purchase Option Closing Date shall be the date that is the later of: (A) five (5) Business Days following the Purchase Option Exercise Date; and (B) five (5) Business Days following the date that Exelixis receives the necessary Government Approvals related to its HSR Filings; provided, however that Exelixis and Holdings shall make all necessary HSR Filings within five (5) Business Days following the Purchase Option Exercise Date and shall diligently pursue the related regulatory process; and provided, further that (1) if there is no second request from the Federal Trade Commission or the Department of Justice, as applicable, with respect to Exelixis’ or Holdings’ HSR Filings, then in no event shall the Purchase Option Closing Date be more than sixty (60) days following the Purchase Option Exercise Date, and (2) if there is a second request from the Federal Trade Commission or the Department of Justice, as applicable, with respect to Exelixis’ or Holdings’ HSR Filings, then in no event shall the Purchase Option Closing Date be more than one hundred and twenty (120) days following the Purchase Option Exercise Date. If Exelixis shall fail to make such cash payment within such sixty (60) day period or one hundred and twenty (120) day period, as applicable, then in addition to any other rights that Holdings shall have hereunder, this Agreement shall terminate and Exelixis shall relinquish all rights hereunder to purchase the Symphony Evolution Equity Securities; or

(ii) If Exelixis elects to pay a portion of the Purchase Price in Exelixis Common Stock (subject to the limitations set forth herein and in the Registration Rights Agreement), the Purchase Option Closing Date shall be the date that is the later of:

(A) five (5) Business Days following the Effective Registration Date of such Exelixis Common Stock; provided, that Exelixis shall file the Registration Statement contemplated by Section 3(b)(i) within (x) ten (10) Business Days after the Purchase Option Exercise Date if Exelixis is eligible to use Form S-3 under the Securities Act (or any successor form), or (y) twenty (20) Business Days after the Purchase Option Exercise Date if Exelixis is not eligible to use Form S-3 under the Securities Act (or any successor form); and

(B) five (5) Business Days following the date that Exelixis receives the necessary Government Approvals related to its HSR Filings; provided, however, that Exelixis and Holdings shall make all necessary HSR Filings within five (5) Business Days following the Purchase Option Exercise Date and shall diligently pursue the related regulatory process;

provided, further, that Exelixis shall use commercially reasonable efforts to have such Registration Statement declared effective by the United States Securities and Exchange Commission as promptly as possible. In the event that such Registration Statement is not declared effective within one hundred and twenty (120) days of the Purchase Option

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Exercise Date, Exelixis shall pay the full Purchase Price in cash within two (2) Business Days thereafter (in which event the Purchase Option Closing Date shall be the date upon which such cash payment is made by Exelixis). If Exelixis shall fail to make such cash payment within such two (2) Business Day period, then in addition to any other rights that Holdings shall have hereunder, this Agreement shall terminate and Exelixis shall relinquish all rights hereunder to purchase the Symphony Evolution Equity Securities.

(b) Purchase Price Upon Option Exercise. Upon exercise of the Purchase Option and as complete and full consideration for the sale to Exelixis by Holdings of its Symphony Evolution Equity Securities (and for the Symphony Evolution Equity Securities of any other Person), Exelixis shall pay to Holdings the amount calculated pursuant to either clause (i), clause (ii) or clause (iii) below (an example of which calculation is attached as Schedule I hereto), calculated for the date on which the Purchase Option Closing Date occurs (the “Funds Price”), minus the aggregate amounts of any Debt or other liabilities (including any unpaid corporate tax liability resulting from an exercise of the Program Option, the exercise of the Discontinuation Option, or the sale or license of a discontinued or abandoned Program to GlaxoSmithKline or other third party) owed to parties other than Exelixis, in excess of the cash and cash equivalents outstanding two (2) Business Days prior to the Purchase Option Closing Date (the “Net Debt”), as such Debt, liabilities, cash and cash equivalents are reflected in the internal accounting records of Symphony Evolution (prepared in accordance with GAAP) (such amount, the “Purchase Price”):

(i) If the Purchase Option is exercised at any time on or after December 11, 2006 (the “Purchase Option Interim Date”), then the Purchase Price shall be an amount equal to the sum of (A) the Funded Capital as of the Purchase Option Closing Date, plus (B) an amount equal to 25% per annum, compounded daily from the Closing Date, on such Funded Capital; provided that such return thereon shall be calculated according to the dates on which the Funded Capital was advanced; or

(ii) If the Purchase Option is exercised at any time on or after the first anniversary of the Closing Date and prior to the Purchase Option Interim Date, then the Purchase Price shall be an amount equal to the Purchase Price calculated in accordance with Section 2(b)(i) hereof plus an amount equal to [ * ] % of the Funded Capital as of the Purchase Option Closing Date; provided, however, that in no event shall the total Purchase Price under this Section 2(b)(ii) exceed a notional price that is an amount equal to the Purchase Price, calculated pursuant to the terms of Section 2(b)(i), above, based on the actual amount of Funded Capital, and assuming that the Purchase Option Closing Date is the Purchase Option Interim Date; or

(iii) If, in the event of an Early Purchase Option Exercise (as defined in Section 1(c)(v) hereof), the Purchase Option Closing Date occurs prior to the Purchase Option Commencement Date, then the Purchase Price shall be an amount equal to the sum of (A) the Funded Capital as of the Purchase Option Closing Date, plus (B) an amount equal to 25% per annum, compounded daily for a term of one (1) year from the Closing Date, on such Funded Capital, plus (C)

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an amount equal to [ * ] % of the Funded Capital as of the Purchase Option Closing Date; provided that such return thereon shall be calculated according to the dates on which the Funded Capital was advanced; provided, further, that in no event shall the total Purchase Price under this Section 2(b)(iii) exceed a notional price that is an amount equal to the Purchase Price, calculated pursuant to the terms of Section 2(b)(i), above, based on the actual amount of Funded Capital, and assuming that the Purchase Option Closing Date is the Purchase Option Interim Date.

Pursuant to clause (1) of Section (2)(a), Exelixis shall estimate the Purchase Price as of the Purchase Option Exercise Date, and shall then provide, in writing, an update of such estimate based on the ongoing and updated financial statements of Symphony Evolution, which financial statements shall be provided to Exelixis by Symphony Evolution on at least a monthly basis following the Purchase Option Exercise Date, on the fifth (5th) Business Day preceding the proposed Purchase Option Closing Date and on the Purchase Option Closing Date. The Purchase Price will be calculated (based on a final calculation of the Funds Price and an updated calculation of the Net Debt as of such date) as of the date chosen to be the Purchase Option Closing Date, and once so calculated (in accordance with this Section 2(b)) the Funds Price component of such Purchase Price shall remain unchanged for four (4) Business Dates following the Purchase Option Closing Date used in such calculation, provided, however that the Net Debt component may be subject to revision in light of actual expenditures occurring during such period. If the Purchase Option Closing Occurs five (5) or more Business Days after the Purchase Option Closing Date used to calculate such Purchase Price, then the Funds Price component of the Purchase Price shall be recalculated based on the new Purchase Option Closing Date, which recalculated Funds Price shall likewise remain in effect for the following four (4) Business Days. In the event that (A) Exelixis has elected to exercise the Program Option (in accordance with the terms of Section 11.1(b) of the Amended and Restated Research and Development Agreement), (B) Exelixis has elected to exercise the Discontinuation Option (in accordance with the terms of Section 11.2(a) of the Amended and Restated Research and Development Agreement), or (C) GlaxoSmithKline or a third party has licensed any Licensed Intellectual Property related to a discontinued or abandoned Program (in accordance with Sections 11.2(b) of the Amended and Restated Research and Development Agreement), prior to Exelixis’ exercise of the Purchase Option hereunder, the Purchase Price shall be reduced from the amount otherwise calculated herein by an amount equal to the Program Option Exercise Price, Discontinuation Price or price paid by GlaxoSmithKline or other third party, as applicable, previously paid. In the event that, following the Purchase Option Closing Date, either Exelixis or Holdings objects to the calculation of Net Debt used to determine the final Purchase Price, then, within fifteen (15) Business Days of the Purchase Option Closing Date, such objecting party shall provide written notice to the other party (a “Purchase Price Dispute Notice”) specifying the amount disputed and the basis for the dispute, together with supporting documentation reflecting the analysis of and justification for any re-computation made; provided, however, that the dispute procedure set forth herein and in Section 2(j) hereof shall only apply to a dispute regarding the Net Debt component of the Purchase Price, and shall not apply to the Funds Price component, which shall be finalized as of the Closing Date. In the event that a Purchase Price Dispute Notice is issued by either party, such dispute shall be resolved in accordance with the terms of Section 2(j) hereof. For the avoidance of doubt, nothing in this Section 2 shall restrict or delay the Holdings’ distribution of the proceeds of the Purchase Option following the Purchase Option Closing Date.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c) Form of Payment. Subject to Sections 2(a) and 2(e), the Purchase Price may be paid in cash or in a combination of cash and Exelixis Common Stock, at the sole discretion of Exelixis; provided, that in no event may the value of Exelixis Common Stock (determined in accordance with Section 2(e) hereof) delivered in connection with the exercise of the Purchase Option constitute more than 33% of the total consideration to be tendered for payment of the Purchase Option Exercise Price, calculated using the Exelixis Common Stock Valuation (as defined herein) procedure.

(d) Surrender of Symphony Evolution Equity Securities. Subject to the terms and conditions of this Agreement, on or prior to the Purchase Option Closing Date, Holdings shall surrender to Exelixis its certificates representing its Symphony Evolution Equity Securities, and shall convey good title to such Symphony Evolution Equity Securities, free from any Encumbrances and from any and all restrictions that any sale, assignment or other transfer of such Symphony Evolution Equity Securities be consented to or approved by any Person. On or prior to the Purchase Option Closing Date, Holdings shall remove all directors serving on the Symphony Board, other than the Exelixis Director (as defined in Section 4(b)(iv) hereof) from the Symphony Board as of the Purchase Option Closing Date.

(e) Valuation of Exelixis Stock. In the event that Exelixis elects to pay part of the Purchase Price through the delivery to Holdings of Exelixis Common Stock, the value per share thereof (the “Exelixis Common Stock Valuation”) shall equal the average closing price of Exelixis Common Stock, as reported in the Wall Street Journal, on the NASDAQ National Market, or other national exchange that is the primary exchange on which Exelixis Common Stock is listed, for the 30 trading days immediately preceding the second trading day prior to the Purchase Option Exercise Date. If Exelixis Common Stock is not traded on a national exchange or the NASDAQ National Market, then Exelixis shall be obligated to pay the Purchase Price solely in cash on the Purchase Option Closing Date. Exelixis shall calculate the Exelixis Common Stock Valuation in accordance with this Section 2(e), subject to review and concurrence by Holdings.

(f) Share Certificates. Any stock certificate(s) issued by Exelixis for Exelixis Common Stock pursuant to this Section 2 may contain a legend (the “33 Act Legend”) substantially as follows:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

This legend shall be removed by Exelixis, subject to, and in accordance with, the terms of Section 3(b)(iii) hereof.

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(g) Government Approvals. On or prior to the Purchase Option Closing Date, each of Exelixis, Symphony Evolution and Holdings shall have taken all necessary action to cause all Governmental Approvals with respect to such Party (including, without limitation, the preparing and filing of the pre-merger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act Filings”)) required to be in effect in connection with the transactions contemplated by this Agreement to be in effect; provided, however, that with respect to Government Approvals required by a Governmental Authority other than the United States federal government and its various branches and agencies, the Parties’ obligations under this Section 2(g) shall be limited to causing to be in effect only those Government Approvals, the failure of which to be in effect would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any of the Parties. Each of Symphony Evolution and Exelixis shall pay its own costs associated with taking such action. Symphony Evolution shall pay any costs of Holdings associated with obtaining Government Approvals required in connection with the exercise of the Purchase Option. All other costs and expenses of Holdings shall be paid by Holdings pursuant to Section 8(b) hereof, including any costs arising from any error in Holdings’ initial valuation of its investment in Symphony Evolution.

(h) Transfer of Title. Transfer of title to Exelixis of all of the Symphony Evolution Equity Securities shall be deemed to occur automatically on the Purchase Option Closing Date, subject to the payment by Exelixis on such date of the Purchase Price and its performance of its other obligations herein required to be performed under Sections 2(e) and (g), and under the Registration Rights Agreement, as applicable, on or prior to the Purchase Option Closing Date to the satisfaction of Holdings, and thereafter Symphony Evolution shall be entitled to treat Exelixis as the sole holder of all Symphony Evolution Equity Securities, notwithstanding the failure of Holdings to tender certificates representing such shares to Exelixis in accordance with Section 2(d) hereof. After the Purchase Option Closing Date, Holdings shall have no rights in connection with such Symphony Evolution Equity Securities other than the right to receive the Purchase Price; provided, however, that nothing in this Section 2(h) shall affect the survivability of any indemnification provision in this Agreement upon termination of this Agreement.

(i) Consents and Authorizations. On or prior to the Purchase Option Closing Date, Exelixis shall have obtained all consents and authorizations necessary from stockholders and/or its board of directors for the consummation of the exercise and closing of the Purchase Option, as may be required under the organizational documents of Exelixis, any prior stockholders or board resolution, any stock exchange or similar rules or any applicable law; provided, however, that with respect to consents or authorizations required by a Governmental Authority other than the United States federal government and its various branches and agencies, the Parties’ obligations under this Section 2(i) shall be limited to obtaining only those consents and authorizations, the failure of which to be obtained would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on any of the Parties.

(j) Purchase Price Adjustment.

(i) In the event that either Holdings or Exelixis delivers to the other a Purchase Price Dispute Notice within the time limit set forth in Section 2(b) hereof, then both Holdings and Exelixis shall make good faith efforts to resolve any dispute relating to

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the calculation of the Net Debt component of the Purchase Price through negotiations for a period of five (5) Business Days following the date on which a Purchase Price Dispute Notice is delivered. If Holdings and Exelixis agree on the calculation of the Net Debt component of the Purchase Price (or a revision thereto) before or within such five (5) Business Day period, and (x) the recalculated Net Debt results in a recalculated Purchase Price (including as revised through negotiations) that is less than the Purchase Price paid on the Purchase Option Closing Date, then Holdings shall promptly, and in any event within five (5) Business Days of the date on which the Purchase Price recalculation becomes final, pay to Exelixis the amount by which the recalculated Purchase Price is less than Purchase Price paid on the Purchase Option Closing Date, or (y) the recalculated Net Debt results in a recalculated Purchase Price (including as revised through negotiations) that is greater than the Purchase Price paid on the Purchase Option Closing Date, then Exelixis shall promptly, and in any event within five (5) Business Days of the date on which the recalculated Purchase Price becomes final, pay to Holdings the amount by which the recalculated Purchase Price is greater than the Purchase Price paid on the Purchase Option Closing Date. In the event that neither of the conditions set forth in the previous clauses (x) and (y) exist, then no payment shall be made.

(ii) To the extent that any matter remains unresolved following negotiations during such five (5) Business Day period (as determined by notice by any party to the other party), Exelixis and Holdings shall jointly select an independent accountant of recognized national standing to resolve any remaining disagreements, which independent accountant shall not have provided services to either of Exelixis, Holdings or any of their respective Affiliates during the five-year period preceding the date of its selection (the “Independent Accountant”). Exelixis and Holdings shall use their respective commercially reasonable efforts to cause such Independent Accountant to make its determination of the Purchase Price (the “Final Purchase Price”) within sixty (60) days of accepting its selection. The decision of the Independent Accountant shall be a final, binding and conclusive resolution of the parties’ dispute, shall be non-appealable and shall not be subject to further review. The costs and expenses of the Independent Accountant shall be split between Holdings and Exelixis in proportion to the difference between the Final Purchase Price and the Purchase Price (recalculated, if applicable, pursuant to Section 2(j)(i)). Notwithstanding the foregoing, in any case, each of Exelixis and Holdings shall be responsible for the payment of its respective costs and expenses, including any attorneys’ and accountants’ fees (other than any accountants’ fees payable to the Independent Accountant, which shall be split between the parties in accordance with this Section 2(j)) incurred in connection with the dispute. If the Final Purchase Price is less than the Purchase Price paid on the Purchase Option Closing Date, then Holdings shall promptly, and in any event within five (5) Business Days of the date on which the Independent Accountant makes its determination of the Final Purchase Price, pay to Exelixis the amount by which the Final Purchase Price is less than the Purchase Price paid on the Purchase Option Closing Date. If the Final Purchase Price is greater than the Purchase Price paid on the Purchase Option Closing Date, then Exelixis shall promptly, and in any event within five (5) Business Days of the date on which the Independent Accountant makes its determination of the Final Purchase Price, pay to Holdings the amount by which the Final Purchase Price is greater than the Purchase Price paid on the Purchase Option Closing Date. In the event that neither of the conditions set forth in the previous two sentences exist, then no payment shall be made.

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Section 3. Exelixis Representations, Warranties and Covenants.

(a) As of the date hereof, Exelixis hereby represents and warrants, and, except to the extent that any of the following representations and warranties is limited to the date of this Agreement or otherwise limited, on the Purchase Option Closing Date, shall be deemed to have represented and warranted, to Holdings and Symphony Evolution that:

(i) Organization. Exelixis is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(ii) Authority and Validity. Other than in respect of the exercise of the Purchase Option pursuant to Section 2(a) (which is subject to future approval by Exelixis’ board of directors and potentially Exelixis’ stockholders if required by applicable NASDAQ or other stock exchange rules), Exelixis has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Exelixis of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Exelixis (other than in respect of the exercise of the Purchase Option pursuant to Section 2(a) which is subject to future approval by Exelixis’ board of directors and potentially Exelixis’ stockholders if required by applicable NASDAQ or other stock exchange rules), and no other proceedings on the part of Exelixis are necessary to authorize this Agreement or for Exelixis to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Exelixis, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Exelixis, (B) as of the date of this Agreement, and as of the Purchase Option Closing Date if Exelixis elects to pay part of the Purchase Price through the delivery of Exelixis Common Stock (a “Partial Stock Payment”), conflict with or violate any law or Governmental Order applicable to Exelixis or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Exelixis, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Exelixis is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis.

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(iv) Governmental Consents and Approvals. Other than any HSR Act Filings and Additional Regulatory Filings which, if the Purchase Option is exercised by Exelixis, will be obtained on or prior to the Purchase Option Closing Date, and any Governmental Approvals relating to federal securities or state “blue sky” laws, the execution, delivery and performance of this Agreement by Exelixis do not, and the consummation of the transactions contemplated hereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis.

(v) Litigation. As of the date of this Agreement, and as of the Purchase Option Closing Date if Exelixis elects to make a Partial Stock Payment, there are no actions by or against Exelixis pending before any Governmental Authority or, to the knowledge of Exelixis, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis. There are no pending or, to the knowledge of Exelixis, threatened actions, to which Exelixis is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. As of the date of this Agreement, and as of the Purchase Option Closing Date if Exelixis elects to make a Partial Stock Payment, Exelixis is not subject to any Governmental Order (nor, to the knowledge of Exelixis, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Exelixis.

(b) Exelixis hereby covenants and agrees with Holdings as follows:

(i) Immediately prior to the Purchase Option Closing Date, Exelixis shall have sufficient amounts of cash and, if applicable, authorized but unissued, freely transferable and nonassessable Exelixis Common Stock available to satisfy the portion of the Purchase Price to be paid in cash or Exelixis Common Stock pursuant to Sections 2(b) and 2(c). In the event that Exelixis elects to satisfy any portion of the Purchase Price in Exelixis Common Stock, Exelixis shall have available, on the Purchase Option Closing Date, a Registration Statement declared effective by the Securities and Exchange Commission for the resale of any such shares of Exelixis Common Stock to be delivered in partial satisfaction of the Purchase Price, accompanied by evidence reasonably acceptable to Holdings that such Exelixis Common Stock has been approved for listing on the NASDAQ national market.

(ii) If Exelixis elects to satisfy any portion of the Purchase Price in Exelixis Common Stock, Exelixis shall convey good and marketable title to such Exelixis Common Stock, free from any Encumbrances and, except as otherwise contemplated in Section 2(f) of this Agreement, from any and all restrictions that any issuance, sale, assignment or other transfer of such Exelixis Common Stock be consented to or approved by any Person.

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(iii) If the share certificates representing such Exelixis Common Stock include the 33 Act Legend (as set forth in Section 2(f) hereof), Exelixis shall, within three (3) Business Days of receiving a request from Holdings or any “Investor” (as defined in the Registration Rights Agreement), remove or cause to be removed the 33 Act Legend from the such share certificates as Holdings or such Investor shall designate, so long as (x) the Exelixis Common Stock represented by such share certificates has been transferred to a third party in compliance with the registration requirements of the Securities Act or an available exemption therefrom, and (y) Exelixis receives a certification from Holdings, such Investor or a securities broker designated by Holdings or such Investor to the effect that the sale of such Exelixis Common Stock was made under a Registration Statement and accompanied by the delivery of a current prospectus.

(iv) Upon the termination of this Agreement without the exercise of the Purchase Option, or as soon thereafter as is practical, Exelixis shall deliver to Symphony Evolution all regulatory submissions, clinical master files, development plans, consultant inputs, manufacturing reports and, to the extent requested by Symphony, other materials, documents, files and other information relating to the Programs and necessary to enable Symphony Evolution to continue the development of the Programs (or, where necessary, copies thereof).

(v) In the event that Exelixis exercises the Purchase Option, then Exelixis shall maintain the separate corporate existence of Symphony Evolution for a minimum of two (2) years following such exercise, unless such maintenance would have a Material Adverse Effect on Exelixis or any of its Affiliates.

Section 4. Holdings Representations, Warranties and Covenants.

(a) As of the date hereof, Holdings hereby represents and warrants, and, except to the extent that any of the following representations and warranties is limited to the date of this Agreement or otherwise limited, and on the Purchase Option Closing Date, shall be deemed to have represented and warranted, to Exelixis and Symphony Evolution that:

(i) Organization. Holdings is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(ii) Authority and Validity. Holdings has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Holdings of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Holdings, and no other proceedings on the part of Holdings are necessary to authorize this Agreement or for Holdings to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Holdings, enforceable in accordance with its terms, except as the same may

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be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Holdings, (B) as of the date of this Agreement, conflict with or violate any law or Governmental Order applicable to Holdings or any of its assets, properties or businesses, or (C) as of the date of this Agreement, conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Holdings, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Holdings is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.

(iv) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Holdings do not, and the consummation of the transactions contemplated hereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.

(v) Litigation. As of the date of this Agreement, there are no actions by or against Holdings pending before any Governmental Authority or, to the knowledge of Holdings, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings. There are no pending or, to the knowledge of Holdings, threatened actions to which Holdings is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. As of the date of this Agreement, Holdings is not subject to any Governmental Order (nor, to the knowledge of Holdings, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.

(vi) Stock Ownership. All of Symphony Evolution’s issued and outstanding Symphony Evolution Equity Securities are owned beneficially and of record by Holdings, free and clear of any and all encumbrances.

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(vii) Interim Operations. Holdings was formed solely for the purpose of engaging in the transactions contemplated by the Operative Documents, has engaged in no other business activities and has conducted its operations only as contemplated by the Operative Documents.

(viii) Accredited Investor.

(A) Holdings is and will remain at all relevant times an Accredited Investor.

(B) Holdings has relied completely on the advice of, or has consulted with or has had the opportunity to consult with, its own personal tax, investment, legal or other advisors and has not relied on Exelixis or any of its Affiliates for advice related to any offer and sale of Exelixis Common Stock in connection with the Purchase Option. Holdings has reviewed the Investment Overview and is aware of the risks disclosed therein. Holdings acknowledges that it has had a reasonable opportunity to conduct its own due diligence with respect to the Products, the Programs, Symphony Evolution, Exelixis and the transactions contemplated by the Operative Documents.

(C) Holdings is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof

(D) Holdings agrees that the Exelixis Common Stock may not be resold (A) without registration thereof under the Securities Act (unless an exemption from such registration is available), or (B) in violation of any law.

(E) No person or entity acting on behalf of, or under the authority of, Holdings is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by Exelixis or any of its Affiliates.

(b) Holdings hereby covenants and agrees with Exelixis as follows:

(i) Contribution to Symphony Evolution. On or prior to June 21, 2005, Holdings shall, pursuant to the Subscription Agreement, use the Initial Funds (as defined in the Funding Agreement) to pay to Symphony Evolution the Stock Purchase Price (in accordance with, and as defined in, the Subscription Agreement), in respect of the 50,000 shares of Common Stock delivered to Holdings by Symphony Evolution as of the Closing Date. Additionally, (1) upon receipt of a request for additional funds from Symphony Evolution, Holdings shall, promptly (but in no event later than the fifth (5th) day after the receipt of such request) and in accordance with the terms of Section 2 of the Funding Agreement, submit to Investors a Funding Notice; provided, that if Holdings has received a Purchase Option Exercise Notice, it shall not submit to Investors a Funding Notice, and (2) upon Holdings receiving any additional net proceeds from any financing received from Investors in accordance with the Funding Agreement for the purpose of the contribution of such proceeds to Symphony Evolution, Holdings shall contribute such proceeds thereof to Symphony Evolution.

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(ii) Encumbrance. Holdings will not, and will not permit any of its Subsidiaries to, create, assume or suffer to exist any Encumbrance on any of its Symphony Evolution Equity Securities (each, a “Symphony Evolution Securities Encumbrance”) except with the prior written consent of Exelixis.

(iii) Transfer and Amendment. Commencing upon the date hereof and ending upon the earlier to occur of (x) the Purchase Option Closing Date and (y) the expiration of the Purchase Option Period (such period, the “Term”), the manager of Holdings shall not (A) transfer, or permit the transfer of, any Membership Interest without the prior written consent of Exelixis or (B) amend, or permit the amendment of, any provisions relating to the transfer of Membership Interests, as set forth in Section 7.02 of the Holdings LLC Agreement, to the extent such amendment would adversely affect Exelixis’ right of consent set forth in Sections 7.02(b)(i) and 7.02(c) of the Holdings LLC Agreement.

(iv) Symphony Evolution Directors. During the Term, Holdings agrees to vote all of its Symphony Evolution Equity Securities (or to exercise its right with respect to such Symphony Evolution Equity Securities to consent to action in writing without a meeting) in favor of, as applicable, the election, removal and replacement of one director of the Symphony Evolution Board, and any successor thereto, designated by Exelixis (the “Exelixis Director”) as directed by Exelixis, and the appointment of one representative of GlaxoSmithKline, designated by Exelixis, as a non-voting observer on the Symphony Evolution Board, and any successor thereto. In furtherance and not in limitation of the foregoing, Holdings hereby grants to Exelixis an irrevocable proxy, with respect to all Symphony Evolution Equity Securities now owned or hereafter acquired by Holdings, to vote such Symphony Evolution Equity Securities or to exercise the right to consent to action in writing without a meeting with respect to such Symphony Evolution Equity Securities, such irrevocable proxy to be exercised solely for the limited purpose of (i) electing, removing and replacing the Exelixis Director and (ii) the appointment of a representative of GlaxoSmithKline chosen by Exelixis as a non-voting observer on the Symphony Evolution Board, in the event of the failure or refusal of Holdings to elect, remove or replace such Exelixis Director, or appoint a representative of GlaxoSmithKline chosen by Exelixis as a non-voting observer on the board of directors of Symphony Evolution, as directed by Exelixis. Additionally, Holdings agrees, during the Term, to allow Exelixis to consent (such consent not to be unreasonably delayed or withheld) to the selection of two (2) of the four (4) directors of Symphony Evolution not chosen by Holdings at the direction of Exelixis, and any successors thereto.

(v) Symphony Evolution Board. During the Term, Holdings shall not vote any of its Symphony Evolution Equity Securities (or exercise its rights with respect to such Symphony Evolution Equity Securities by written consent without a meeting) to increase the size of the Symphony Evolution Board to more than five (5) members without the prior written consent of Exelixis.

(vi) Symphony Evolution Charter. During the Term, Holdings shall not approve or permit any amendment to Article IV, Paragraphs (1) and (3); Article VI; Article VII; Article X; Article XI or Article XIII of the Symphony Evolution Charter without the prior written consent of Exelixis.

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Section 5. Symphony Evolution Representations, Warranties and Covenants.

(a) As of the date hereof, Symphony Evolution hereby represents and warrants, and, except to the extent that any of the following representations and warranties is limited to the date of this Agreement or otherwise limited, on the Purchase Option Closing Date, shall be deemed to have represented and warranted, to Exelixis and Holdings that:

(i) Organization. Symphony Evolution is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(ii) Authority and Validity. Symphony Evolution has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Symphony Evolution of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action required on the part of Symphony Evolution, and no other proceedings on the part of Symphony Evolution are necessary to authorize this Agreement or for Symphony Evolution to perform its obligations under this Agreement. This Agreement constitutes the lawful, valid and legally binding obligation of Symphony Evolution, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

(iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Symphony Evolution, (B) conflict with or violate any law or Governmental Order applicable to Symphony Evolution or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Symphony Evolution, pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Symphony Evolution is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Evolution.

(iv) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Symphony Evolution do not, and the consummation of the transactions contemplated hereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect

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to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Evolution.

(v) Litigation. There are no actions by or against Symphony Evolution pending before any Governmental Authority or, to the knowledge of Symphony Evolution, threatened to be brought by or before any Governmental Authority that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Evolution. There are no pending or, to the knowledge of Symphony Evolution, threatened actions to which Symphony Evolution is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. Symphony Evolution is not subject to any Governmental Order (nor, to the knowledge of Symphony Evolution, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Evolution.

(vi) Capitalization. Holdings is the beneficial and record owner of all issued and outstanding Symphony Evolution Equity Securities. No shares of Symphony Evolution capital stock are held in treasury by Symphony Evolution or any Symphony Evolution Subsidiary. All of the issued and outstanding Symphony Evolution Equity Securities (A) have been duly authorized and validly issued and are fully paid and nonassessable, (B) were issued in compliance with all applicable state and federal securities laws, and (C) were not issued in violation of any preemptive rights or rights of first refusal. No preemptive rights or rights of first refusal exist with respect to any Symphony Evolution Equity Securities and no such rights will arise by virtue of or in connection with the transactions contemplated hereby (other than for the Purchase Option). Other than the Purchase Option, there are no outstanding options, warrants, call rights, commitments or agreements of any character to acquire any Symphony Evolution Equity Securities. There are no outstanding stock appreciation, phantom stock, profit participation or other similar rights with respect to Symphony Evolution. Symphony Evolution is not obligated to redeem or otherwise acquire any of its outstanding Symphony Evolution Equity Securities.

(vii) Interim Operations. Symphony Evolution was formed solely for the purpose of engaging in the transactions contemplated by the Operative Documents, has engaged in no other business activities and has conducted its operations only as contemplated by the Operative Documents.

(viii) Investment Company. Symphony Evolution is not, and after giving effect to the transactions contemplated by the Operative Documents will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

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(b) Symphony Evolution covenants and agrees that:

(i) Symphony Evolution will comply with all laws, ordinances or governmental rules or regulations to which it is subject and will obtain and maintain in effect all licenses, certificates, permits, franchises and other Governmental Approvals necessary to the ownership of its properties or to the conduct of its business, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other Governmental Approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Symphony Evolution.

(ii) Symphony Evolution will file (or cause to be filed) all material tax returns required to be filed by it and pay all taxes shown to be due and payable on such returns and all other taxes imposed on it or its assets to the extent such taxes have become due and payable and before they have become delinquent and shall pay all claims for which sums have become due and payable that have or might become attached to the assets of Symphony Evolution; provided, that Symphony Evolution need not file any such tax returns or pay any such tax or claims if (A) the amount, applicability or validity thereof is contested by Symphony Evolution on a timely basis in good faith and in appropriate proceedings, and Symphony Evolution has established adequate reserves therefor in accordance with GAAP on the books of Symphony Evolution or (B) the failure to file such tax returns or the nonpayment of such taxes and assessments, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Symphony Evolution.

(iii) Symphony Evolution will at all times preserve and keep in full force and effect its corporate existence.

(iv) Symphony Evolution will keep complete, proper and separate books of record and account, including a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the operation of the business of Symphony Evolution, all in accordance with GAAP, in each case to the extent necessary to enable Symphony Evolution to comply with the periodic reporting requirements of this Agreement.

(v) Symphony Evolution will perform and observe in all material respects all of the terms and provisions of each Operative Document to be performed or observed by it, maintain each such Operative Document to which it is a party, promptly enforce in all material respects each such Operative Document in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by Holdings or Exelixis and make to each other party to each such Operative Document such demands and requests for information and reports or for action as Symphony Evolution is entitled to make under such Operative Document.

(vi) Symphony Evolution shall permit the representatives of Holdings (including Holdings’ members and their respective representatives), each Symphony Fund and Exelixis, at each of their own expense and upon reasonable prior notice to Symphony Evolution, to visit the principal executive office of Symphony Evolution, to

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discuss the affairs, finances and accounts of Symphony Evolution with Symphony Evolution’s officers and (with the consent of Symphony Evolution, which consent will not be unreasonably withheld) its Auditors, all at such reasonable times and as often as may be reasonably requested in writing.

(vii) Symphony Evolution shall permit each Symphony Fund, at its own expense and upon reasonable prior notice to Symphony Evolution, to inspect and copy Symphony Evolution’s books and records and inspect Symphony Evolution’s properties at reasonable times.

(viii) Symphony Evolution shall allow Exelixis or its designated representatives to have reasonable visitation and inspection rights with regard to the Programs and materials, documents and other information relating thereto.

(ix) Symphony Evolution shall permit each Symphony Fund to consult with and advise the management of Symphony Evolution on matters relating to the research and development of the Programs in order to develop the Product.

(x) On the Purchase Option Closing Date, or as soon thereafter as is practical, Symphony Evolution shall deliver to Exelixis all materials, documents, files and other information relating to the Programs (or, where necessary, copies thereof).

(xi) During the Term, Exelixis shall have the right to consent to any increase in the size of the Symphony Evolution Board to more than five (5) directors and one (1) non-voting observer.

(xii) During the Term, Exelixis shall have the right to designate, remove and replace one (1) director of the Symphony Evolution Board, appoint a representative of GlaxoSmithKline chosen by Exelixis as a non-voting observer on the Symphony Evolution Board, and consent to the selection of two (2) of the four (4) directors of Symphony Evolution not chosen by Holdings at the direction of Exelixis, in each case including any successors thereto and in accordance with the terms of Section 4(b)(iv).

(xiii) Symphony Evolution shall indemnify the directors and officers of Symphony Evolution against liability incurred by reason of the fact that such Person is or was a director or officer of Symphony Evolution, as permitted by Article VII of the Symphony Evolution Charter and Section 9.01 of the Symphony Evolution By-laws, as set forth in, and on the terms of, the Indemnification Agreement and the Management Services Agreement, respectively.

(xiv) During the Term, Symphony Evolution shall comply with, and cause any Persons acting for it to comply with, the terms of the Investment Policy with respect to the investment of any funds held by it.

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(c) Symphony Evolution covenants and agrees that, until the expiration of the Term, it shall not, and shall cause its Subsidiaries (if any) not to, without Exelixis’ prior written consent (such consent, in the case of clause (x) below, not to be unreasonably withheld):

(i) issue any Symphony Evolution Equity Securities or any Equity Securities of any Subsidiary thereof (other than any issuances of Equity Securities by Symphony Evolution made in accordance with Section 1(b) hereof to Holdings so long as Symphony Evolution is a wholly owned subsidiary of Holdings, or by a Subsidiary of Symphony Evolution to Symphony Evolution or to another wholly owned Subsidiary of Symphony Evolution); provided, however, that any such Symphony Evolution Equity Securities so issued shall be subject to the Purchase Option;

(ii) redeem, repurchase or otherwise acquire, directly or indirectly, any Symphony Evolution Equity Securities or the Equity Securities of any Subsidiary of Symphony Evolution;

(iii) create, incur, assume or permit to exist any Debt other than any Debt incurred pursuant to the Operative Documents and the Development Budget (“Excepted Debt”); provided, however, that the aggregate outstanding principal amount of all such Excepted Debt for borrowed money shall not exceed $1,000,000 at any time;

(iv) other than any dividend declared from the proceeds of the exercise of the Program Option, the exercise of the Discontinuation Option or the sale of a discontinued or abandoned Program to GlaxoSmithKline or other third party, in respect of which Symphony Evolution shall be entitled to pay a dividend equal to the net amount (such net amount calculated as the gross proceeds received less amounts required to be paid in respect of any and all corporate taxes owed by Symphony Evolution as a result of the receipt of such gross amounts) of such Program Option Exercise Price, Discontinuation Price or the amount received from such third party, as the case may be, declare or pay dividends or other distributions on any Symphony Evolution Equity Securities;

(v) enter into any transaction of merger or consolidation, or liquidate, wind up or dissolve itself, or convey, transfer, license, lease or otherwise dispose of all, or a material portion of, its properties, assets or business;

(vi) other than in respect of the Programs, engage in the development of pharmaceutical products for any other company or engage or participate in the development of pharmaceutical products or engage in any other material line of business;

(vii) other than entering into, and performing its obligations under, the Operative Documents and participating in the Programs, engage in any action that negates or is inconsistent with any rights of Exelixis set forth herein;

(viii) other than as contemplated by the Management Services Agreement and Section 6.3 of the Amended and Restated Research and Development Agreement, hire, retain or contract for the services of, any employees until the termination of such agreements;

(ix) incur any financial commitments in respect of the development of the Programs other than those set forth in the Development Plan and the Development Budget, or those approved by the Development Committee and, if so required by the terms of Paragraph 11 of the Development Committee Charter, the Symphony Evolution Board in accordance with the Operative Documents;

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(x) other than any transaction contemplated by the Operative Documents, enter into or engage in any Conflict Transactions without the prior approval of a majority of the Disinterested Directors of the Symphony Evolution Board; or

(xi) waive, alter, modify, amend or supplement in any manner whatsoever any material terms and conditions of the Management Services Agreement, the Funding Agreement, the Subscription Agreement, or Articles 4 and 6 of the Amended and Restated Research and Development Agreement, except in compliance with the terms of the Operative Documents.

(d) Symphony Evolution covenants and agrees to deliver, cause to be delivered, and provide access thereto, to each other Party, each Symphony Fund, and such auditors as Exelixis may designate, so long as such auditors shall be subject to confidentiality requirements at least as stringent as the Confidentiality Agreement (the “Exelixis Auditors”):

(i) copies of the then current Development Plan for each quarter, on or before March 31, June 30, September 30, and December 31 of each year;

(ii) copies of the then current Development Budget for each quarter, including a report setting forth in reasonable detail the projected expenditures by Symphony Evolution pursuant to the Development Budget, on or before March 31, June 30, September 30, and December 31 of each year;

(iii) within forty-five (45) days after the close of each fiscal year, the financial information, provided upon the Manager’s completion of Symphony Evolution’s audit procedures, reasonably necessary for Exelixis to consolidate the financial results of Symphony Evolution;

(iv) within sixty (60) days after the close of each fiscal year, the following financial statements, audited and certified by the Auditors: (A) a balance sheet of Symphony Evolution as of the close of such fiscal year; (B) a statement of net income for such fiscal year, and (C) a statement of cash flows for such fiscal year. Such audited annual financial statements shall set forth in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of the Auditors, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of Symphony Evolution and its results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances;

(v) within twenty five (25) days following each calendar month: (A) the unaudited balance sheet of Symphony Evolution for the previous calendar month; (B) the unaudited statement of net income for such previous calendar month; and (C) the unaudited statement of cash flows for such previous calendar month;

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(vi) any other documents, materials or other information pertaining to the Programs or Symphony Evolution as Exelixis may reasonably request, including preliminary financial information;

(vii) promptly on or prior to the due date for filing thereof, a copy of each material income tax return filed by Symphony Evolution with any foreign, federal, state or local taxing authority;

(viii) promptly, and in any event within 10 days of receipt thereof, copies of any notice to Symphony Evolution from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that would reasonably be expected to have a Material Adverse Effect on Symphony Evolution;

(ix) promptly upon receipt thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Symphony Evolution;

(x) promptly upon receipt thereof, copies of any other notices, requests, reports, financial statements and other information and documents received by Symphony Evolution under or pursuant to any other Operative Document; and

(xi) with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of Symphony Evolution or relating to the ability of Symphony Evolution to perform its obligations hereunder and under the Operative Documents as from time to time may be reasonably requested by Exelixis and/or Holdings;

provided, that neither Symphony Evolution, nor the Manager acting on behalf of Symphony Evolution, shall have any liability to Exelixis for the failure to deliver financial documents or other materials hereunder, if such failure was caused by a failure of Exelixis, in its role as Servicer, to provide, in a timely manner, data required to prepare such financial documents or other materials to Symphony Exelixis in a timely manner.

(e) Symphony Evolution will use commercially reasonable efforts, at its own expense (as set forth in the Management Budget), to cooperate with Exelixis in meeting Exelixis’ government compliance, disclosure, and financial reporting obligations, including without limitation under the Sarbanes-Oxley Act of 2002 and any rules and regulations promulgated thereunder, and under FASB Interpretation No. 46. Without limiting the foregoing, Symphony Evolution further covenants, until the expiration of the Term, that (w) the principal executive officer and the principal financial officer of Symphony Evolution, or persons performing similar functions, shall provide certifications to Exelixis substantially similar to those required with respect to public companies for which a class of securities is registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (“Public Companies”) under Sections

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302 and 906 of the Sarbanes-Oxley Act of 2002; (x) Symphony Evolution shall maintain a system of disclosure controls and internal controls (as defined under the Exchange Act) and conduct quarterly and annual evaluations of the effectiveness of such controls as required under the Exchange Act for Public Companies; (y) Symphony Evolution shall provide to Exelixis an attestation report of its Auditors with respect to Symphony Evolution management’s assessment of Symphony Evolution’s internal controls as required under the Exchange Act for Public Companies; and (z) Symphony Evolution will maintain, or cause to have maintained, such sufficient evidentiary support for management’s assessment of the effectiveness of Symphony Evolution’s internal controls as required under the Exchange Act for Public Companies.

Section 6. Notice of Material Event. Each Party agrees that, upon it receiving knowledge of a material event or development with respect to any of the transactions contemplated hereby that, to the knowledge of its executive officers, is not known to the other Parties, such Party shall notify the other Parties in writing within three (3) Business Days of the receipt of such knowledge by any executive officer of such Party; provided, that the failure to provide such notice shall not impair or otherwise be deemed a waiver of any rights any Party may have arising from such material event or development and that notice under this Section 6 shall not in itself constitute notice of any breach of any of the Operative Documents.

Section 7. Assignment, Transfers and Legend.

(a) Assignment by Exelixis and Symphony Evolution. Neither Exelixis nor Symphony Evolution may assign, delegate, transfer, sell or otherwise dispose of (collectively, “Transfer”), in whole or in part, any or all of their rights or obligations hereunder to any Person (a “Transferee”) without the prior written approval of each of the other Parties; provided, however, that Exelixis, without the prior approval of each of the other Parties, acting in accordance with Article 14 of the Amended and Restated Research and Development Agreement, may make such Transfer to any Person which acquires all or substantially all of Exelixis’ assets or business (or assets or business related to the Programs) or which is the surviving or resulting Person in a merger or consolidation with Exelixis; provided further, that in the event of any Transfer, Exelixis or Symphony Evolution, as applicable, shall provide written notice to the other Parties of any such Transfer not later than thirty (30) days after such Transfer setting forth the identity and address of the Transferee and summarizing the terms of the Transfer. In no event shall such assignment alter the definition of “Exelixis Common Stock” except as a result of the surviving or resulting “parent” entity in a merger being other than Exelixis, in which case any reference to Exelixis Common Stock shall be deemed to instead reference the common stock, if any, of the surviving or resulting entity.

(b) Assignment and Transfers by Holdings. Prior to the expiration of the Purchase Option, Holdings may not Transfer, in whole or in part, any or all of its Symphony Evolution Equity Securities or any or all of its rights or obligations hereunder to any Person without the prior written consent of Exelixis. In addition, any Transfer of Symphony Evolution Equity Securities by Holdings or any other Person shall be conditioned upon, and no effect shall be given to any such Transfer unless such transferee shall agree in writing in form and substance satisfactory to Exelixis to be bound by all of the terms and conditions hereunder, including the Purchase Option, as if such transferee were originally designated as “Holdings” hereunder.

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(c) Legend. Any certificates evidencing Symphony Evolution Equity Securities shall bear a legend in substantially the following form:

THE SECURITIES OF SYMPHONY EVOLUTION, INC., EVIDENCED HEREBY ARE SUBJECT TO AN OPTION, HELD BY EXELIXIS, INC., AS DESCRIBED IN A PURCHASE OPTION AGREEMENT (THE “PURCHASE OPTION AGREEMENT”) DATED AS OF JUNE 9, 2005 BY AND AMONG EXELIXIS, INC. AND THE OTHER PARTIES THERETO, TO PURCHASE SUCH SECURITIES AT A PURCHASE PRICE DETERMINED PURSUANT TO SECTION 2 OF THE PURCHASE OPTION AGREEMENT, EXERCISABLE BY WRITTEN NOTICE AT ANY TIME DURING THE PERIOD SET FORTH THEREIN. COPIES OF THE PURCHASE OPTION AGREEMENT ARE AVAILABLE AT THE PRINCIPAL PLACE OF BUSINESS OF SYMPHONY EVOLUTION, INC. AT 7361 CALHOUN PLACE, SUITE 325, ROCKVILLE, MARYLAND 20855, AND WILL BE FURNISHED TO THE HOLDER HEREOF UPON WRITTEN REQUEST WITHOUT COST.

Section 8. Costs and Expenses; Payments.

(a) Symphony Evolution Costs and Expenses. Symphony Evolution shall pay any of its ongoing legal expenses with respect to the transactions described in the Operative Documents from the funds allocated for such purpose in the Management Budget.

(b) Costs and Expenses of the Purchase Option. Except as otherwise specified in Section 2(g) hereof, each Party shall pay its own costs and expenses incurred in connection with the exercise of the Purchase Option.

(c) Payments to Holdings. Payment of the Purchase Price, plus any costs and expenses payable by Symphony Evolution under Section 2(g) hereof, shall be made to the account of Holdings contemporaneously with or prior to the payout of the Purchase Price on the Purchase Option Closing Date no later than 1:00 pm (New York time).

Section 9. Termination of Agreement.

(a) This Agreement shall terminate upon the mutual written consent of all of the Parties.

(b) Each of Holdings and Symphony Evolution may terminate this Agreement in the event that Symphony Evolution terminates the Amended and Restated Research and Development Agreement in accordance with its terms.

Section 10. Survival; Indemnification.

(a) Survival of Representations and Warranties; Expiration of Certain Covenants.

(i) The representations and warranties of the Parties contained in this Agreement shall survive for a period of one year from the making of such

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representations. The liability of the Parties related to their respective representations and warranties hereunder shall not be reduced by any investigation made at any time by or on behalf of Holdings, Symphony Evolution or Exelixis, as applicable.

(ii) For the avoidance of doubt, the covenants and agreements set forth in Sections 4(b), 5(b), 5(c), 5(d) and 5(e) shall, upon the expiration of the Term, expire and end without any further obligation by Symphony Evolution or Holdings thereunder.

(b) Indemnification. To the greatest extent permitted by applicable law, Exelixis shall indemnify and hold harmless Holdings and Symphony Evolution and Holdings shall indemnify and hold harmless Exelixis, and each of their respective Affiliates, officers, directors, employees, agents, partners, members, successors, assigns, representatives of, and each Person, if any (including any officers, directors, employees, agents, partners, members of such Person) who controls Holdings, Symphony Evolution and Exelixis, as applicable, within the meaning of the Securities Act or the Exchange Act, (each, an “Indemnified Party”), from and against any and all actions, causes of action, suits, claims, losses, diminution in value, costs, interest, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (hereinafter, a “Loss”), incurred by any Indemnified Party as a result of, or arising out of, or relating to: (i) in the case of Exelixis being the Indemnifying Party, (A) any breach of any representation or warranty made by Exelixis herein or in any certificate, instrument or document delivered hereunder, or (B) any breach of any covenant, agreement or obligation of Exelixis contained herein or in any certificate, instrument or document delivered hereunder, and (ii) in the case of Holdings being the Indemnifying Party, (A) any breach of any representation or warranty made by Holdings or Symphony Evolution herein or in any certificate, instrument or document delivered hereunder, or (B) any breach of any covenant, agreement or obligation of Holdings or Symphony Evolution contained herein or in any certificate, instrument or document delivered hereunder. To the extent that the foregoing undertaking by Exelixis or Holdings may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable law.

(c) Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this Section 10 shall notify Exelixis or Holdings, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this Section 10, or the incurrence or realization of any Loss in respect of which a claim is to be made under this Section 10, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) such Indemnifying Party from any liability that it may have to such Indemnified Party under this Section 10 or otherwise, except, as to such Indemnifying Party’s liability under this Section 10, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Party under the Operative Documents.

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(d) Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof as provided in Section 10(c), and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party, and after notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election so to assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof. Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:

(i) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;

(ii) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (ii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);

(iii) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party, to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof (provided, however, that this clause shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel); or

(iv) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding;

in each of which cases the fees and expenses of counsel for such Indemnified Party shall be at the expense of such Indemnifying Party. Only one counsel shall be retained by all Indemnified Parties with respect to any Indemnified Proceeding, unless counsel for any Indemnified Party reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Party and one or more other Indemnified

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Parties in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes or action available to such Indemnified Party.

(e) Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no finding or admission of any violation of law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding in respect of which any payment would result hereunder or under the Operative Documents without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.

Section 11. No Petition. Each of Exelixis and Holdings covenants and agrees that, prior to the date which is one year and one day after the expiration of the Purchase Option Period, it will not institute or join in the institution of any bankruptcy, insolvency, reorganization or similar proceeding against Symphony Evolution. The provisions of this Section 11 shall survive the termination of this Agreement.

Section 12. Third-Party Beneficiary. Each of the Parties agrees that each Symphony Fund shall be a third-party beneficiary of this Agreement.

Section 13. Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing and shall be deemed given only if delivered to the Party personally or sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 13), by next Business Day delivery by a nationally recognized courier service, or by registered or certified mail (return receipt requested), with postage and registration or certification fees thereon prepaid, addressed to the Party at its address set forth below:

Exelixis:

Exelixis, Inc.

170 Harbor Way

South San Francisco, CA 94083

Attention: Corporate Secretary

Facsimile: (650) 837-7951

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Symphony Evolution:

Symphony Evolution, Inc.

7361 Calhoun Place, Suite 325

Rockville, MD 20850

Attn: Charles W. Finn, Ph.D.

Facsimile: (301) 762-6154

Holdings:

Symphony Evolution Holdings LLC

7361 Calhoun Place, Suite 325

Rockville, MD 20850

Attn: Joseph P. Clancy

Facsimile: (301) 762-6154

with copies to:

Symphony Capital Partners, L.P.

875 Third Avenue

18th Floor

Attn: Mark Kessel

New York, NY 10022

Facsimile: (212) 632-5401

and

Symphony Strategic Partners, LLC

875 Third Avenue

18th Floor

New York, NY 10022

Attn: Mark Kessel

Facsimile: (212) 632-5401

or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.

Section 14. Governing Law; Consent to Jurisdiction and Service of Process.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York; except to the extent that this Agreement pertains to the internal governance of Symphony Evolution or Holdings, and to such extent this Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

(b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court and Delaware State court or federal court of the United States of America sitting in The City of New York, Borough of Manhattan or Wilmington, Delaware, and any appellate court from any jurisdiction

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thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court, any such Delaware State court or, to the fullest extent permitted by law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.

(c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court, or any Delaware State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereby consents to service of process by mail.

Section 15. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 16. Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments hereto) constitutes the entire agreement between the Parties with respect to the matters covered hereby and supersedes all prior agreements and understanding with respect to such matters between the Parties.

Section 17. Amendment; Successors; Counterparts.

(a) The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by each of the Parties.

(b) Except as set forth in Section 12, nothing expressed or implied herein is intended or shall be construed to confer upon or to give to any Person, other than the Parties, any right, remedy or claim under or by reason of this Agreement or of any term, covenant or condition hereof, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the Parties and their successors and permitted assigns.

(c) This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement.

Section 18. Specific Performance. The Parties acknowledge that irreparable damage would result if this Agreement were not specifically enforced, and they therefore agree

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that the rights and obligations of the Parties under this Agreement may be enforced by a decree of specific performance issued by a court of competent jurisdiction. Such a remedy shall, however, not be exclusive, and shall be in addition to any other remedies which any Party may have under this Agreement or otherwise. The Parties further acknowledge and agree that a decree of specific performance may not be an available remedy in all circumstances.

Section 19. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in a manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 20. Tax Reporting. The Parties acknowledge and agree that, for all federal and state income tax purposes,

(a) (i) Holdings shall be treated as the owner of all the Equity Securities of Symphony Evolution; (ii) the Purchase Option shall be treated as an option to acquire all the Equity Securities of Symphony Evolution; (iii) the Warrants shall be treated as option premium payable in respect of the grant of the Purchase Option; and (iv) Symphony Evolution shall be treated as the owner of all the Licensed Intellectual Property and shall be entitled to all deductions claimed under Section 174 of the Code in respect of the Licensed Intellectual Property to the extent of the amounts funded by Symphony Evolution; and

(b) no Party shall take any tax position inconsistent with any position described in Section 20(a) above, except (i) in the event of a “determination” (as defined in Section 1313 of the Code) to the contrary, or (ii) in the event either of the Parties receives an opinion of counsel to the effect that there is no reasonable basis in law for such a position or that a tax return cannot be prepared based on such a position without being subject to substantial understatement penalties; provided, however, that in the event of Exelixis, such counsel shall be reasonably satisfactory to Holdings.

{SIGNATURES FOLLOW ON NEXT PAGE}

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IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

EXELIXIS, INC.

By:	/s/ Christoph Pereira
	Name:	Christoph Pereira
	Title:	Vice President, Legal Affairs and Secretary

SYMPHONY EVOLUTION HOLDINGS LLC

By:	Symphony Capital Partners, L.P.,
its managing member

By:	Symphony Capital GP, L.P.,
its general partner

By:	Symphony GP, LLC,
its general partner

By:	/s/ Mark Kessel
	Name:	Mark Kessel
	Title:	Managing Member

SYMPHONY EVOLUTION, INC.

By:	/s/ Harri V. Taranto
	Name:	Harri V. Taranto
	Title:	Chairman of the Board

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Schedule I

Purchase Price Calculation Example

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Annex A

Certain Definitions

“$” means United States dollars.

“Accredited Investor” has the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

“Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq.

“Additional Funds” has the meaning set forth in Section 2(b) of the Funding Agreement.

“Additional Funding Date” has the meaning set forth in Section 3 of the Funding Agreement.

“Additional Party” has the meaning set forth in Section 12 of the Confidentiality Agreement.

“Additional Regulatory Filings” means such Governmental Approvals as required to be made under any law applicable to the purchase of the Symphony Evolution Equity Securities under the Agreement.

“Ad Hoc Meeting” has the meaning set forth in Paragraph 6 of Annex B to the Amended and Restated Research and Development Agreement.

“Adjusted Capital Account Deficit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Affected Member” has the meaning set forth in Section 27 of the Investors LLC Agreement.

“Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, member or trustee of such Person, or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person or entities.

“Amended and Restated Research and Development Agreement” means the Amended and Restated Research and Development Agreement dated as of June 9, 2005, among Exelixis, Holdings and Symphony Evolution.

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“Asset Value” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Auditors” means an independent certified public accounting firm of recognized national standing.

“A Warrant Date” has the meaning set forth in Section 2.04 of the Warrant Purchase Agreement.

“A Warrants” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.

“A Warrant Shares” has the meaning set forth in Section 2.01 of the Warrant Purchase Agreement.

“Bankruptcy Code” means the United States Bankruptcy Code.

“Bloomberg” means Bloomberg L.P., a multimedia based distributor of information services, including data and analysis for financial markets and businesses.

“Bloomberg Screen” means the display page designated on the Bloomberg service (or such other page as may replace that page on that service) for the purpose of displaying prices or bids of Exelixis Common Stock.

“Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York or the City of San Francisco are authorized or required by law to remain closed.

“B Warrants” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.

“B Warrant Date” has the meaning set forth in Section 2.02 of the Warrant Purchase Agreement.

“B Warrant Shares” has the meaning set forth in Section 2.05 of the Warrant Purchase Agreement.

“Capital Contributions” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

“Cash Available for Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Chair” has the meaning set forth in Paragraph 4 of Annex B to the Amended and Restated Research and Development Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Change of Control” means and includes the occurrence of any of the following events, but specifically excludes (i) acquisitions of capital stock directly from Exelixis for cash, whether in a public or private offering, (ii) sales of capital stock by stockholders of Exelixis, and (iii) acquisitions of capital stock by or from any employee benefit plan or related trust:

(a) the merger, reorganization or consolidation of Exelixis into or with another corporation or legal entity in which Exelixis’ stockholders holding the right to vote with respect to matters generally immediately preceding such merger, reorganization or consolidation, own less than fifty percent (50%) of the voting securities of the surviving entity; or

(b) the sale of all or substantially all of Exelixis’ assets or business.

“Class A Member” means a holder of a Class A Membership Interest.

“Class A Membership Interest” means a Class A Membership Interest in Holdings.

“Class B Member” means a holder of a Class B Membership Interest.

“Class B Membership Interest” means a Class B Membership Interest in Holdings.

“Class C Member” means a holder of a Class C Membership Interest.

“Class C Membership Interest” means a Class C Membership Interest in Holdings.

“Class D Member” means a holder of a Class D Membership Interest.

“Class D Membership Interest” means a Class D Membership Interest in Holdings.

“Clinical Budget” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Clinical Plan” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Closing Date” means June 9, 2005.

“CMC” means the chemistry, manufacturing and controls documentation as required for filings with Regulatory Authority relating to the manufacturing, production and testing of drug products.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committed Capital” means $80,000,000.00.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Common Stock” means the common stock, par value $0.01 per share, of Symphony Evolution.

“Company Expenses” has the meaning set forth in Section 5.09 of the Holdings LLC Agreement.

“Company Property” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Confidential Information” has the meaning set forth in Section 2 of the Confidentiality Agreement.

“Confidentiality Agreement” means the Confidentiality Agreement, dated as of June 9, 2005, among Symphony Evolution, Holdings, Exelixis, each Symphony Fund, SCP, SSP, Investors, Symphony Capital, RRD and Daniel F. Hoth, M.D., Herbert J. Conrad, and Alastair J.J. Wood, M.D.

“Conflict Transaction” has the meaning set forth in Article IX of the Symphony Evolution Charter.

“Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in the Operative Documents without violating the terms of any agreement or other arrangement with any third party.

“C Warrants” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“C Warrant Date” has the meaning set forth in Section 2.06 of the Warrant Purchase Agreement.

“C Warrant Shares” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“Debt” of any Person means, without duplication:

(a) all indebtedness of such Person for borrowed money,

(b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for 91 days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion),

(c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in an event of default are limited to repossession or sale of such property),

(e) all Capitalized Leases to which such Person is a party,

(f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,

(g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person,

(h) the net amount of all financial obligations of such Person in respect of Hedge Agreements,

(i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party,

(j) all Debt of other Persons of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and

(k) all Debt of the type described in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned or held or used under lease or license by such Person, even though such Person has not assumed or become liable for payment of such Debt.

“Development Budget” means the budget for the implementation of the Development Plan that is agreed upon by Exelixis and Symphony Evolution as of the Effective Date, as may be revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.

“Development Committee” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.

“Development Committee Charter” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Development Committee Member” has the meaning set forth in Paragraph 1 of Annex B to the Amended and Restated Research and Development Agreement.

“Development Plan” means the development plan, covering all the Programs, agreed to by Exelixis and Symphony Evolution as of the Effective Date, as may be revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement.

“Directors” has the meaning set forth in the Preliminary Statement of the Indemnification Agreement.

“Disclosing Party” has the meaning set forth in Section 3 of the Confidentiality Agreement.

“Discontinuation Closing Date” means the date of Symphony’s receipt of the Discontinuation Price.

“Discontinuation Option” has the meaning set forth in Section 11.2(a) of the Amended and Restated Research and Development Agreement.

“Discontinuation Price” has the meaning set forth in Section 11.2(a) of the Amended and Restated Research and Development Agreement.

“Discontinued Program” has the meaning set forth in Section 2.10 of the Novated and Restated Technology License Agreement.

“Disinterested Directors” has the meaning set forth in Article IX of the Symphony Evolution Charter.

“Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Effective Date” has the meaning set forth in the Novated and Restated Technology License Agreement.

“Effective Registration Date” has the meaning set forth in the Registration Rights Agreement.

“Encumbrance” means (i) any security interest, pledge, mortgage, lien (statutory or other), charge or option to purchase, lease or otherwise acquire any interest, (ii) any adverse claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement or other encumbrance of any kind, preference or priority, or (iii) any other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).

“Enhancements” means findings, improvements, discoveries, inventions, additions, modifications, enhancements, derivative works, clinical development data, or changes to the Licensed Intellectual Property and Regulatory Files.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Equity Securities” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exelixis” means Exelixis, Inc., a Delaware corporation.

“Exelixis Common Stock” means the common stock, par value $0.001 per share, of Exelixis.

“Exelixis Common Stock Valuation” has the meaning set forth in Section 2(e) of the Purchase Option Agreement.

“Exelixis-GlaxoSmithKline Collaboration Committee” means the committee established by Exelixis and GlaxoSmithKline pursuant to Section 2.2 of the GSK Agreement.

“Exelixis Member” has the meaning set forth in Section 2(c) of the Management Services Agreement.

“Exelixis Obligations” has the meaning set forth in Section 6.1 of the Amended and Restated Research and Development Agreement.

“Exelixis Personnel” has the meaning set forth in Section 8.4 of the Amended and Restated Research and Development Agreement.

“Existing NDA” has the meaning set forth in Section 2 of the Confidentiality Agreement.

“Expert” has the meaning set forth in Section 11.2(c) of the Amended and Restated Research and Development Agreement.

“Extension Funding” has the meaning set forth in Section 2 of the Research Cost Sharing and Extension Agreement.

“External Directors” has the meaning set forth in the preamble of the Confidentiality Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“FDA” means the United States Food and Drug Administration or its successor agency in the United States.

“FDA Sponsor” has the meaning set forth in Section 5.1 of the Amended and Restated Research and Development Agreement.

“Final Purchase Price” has the meaning set forth in Section 2(j)(ii) of the Purchase Option Agreement.

“Financial Audits” has the meaning set forth in Section 6.7 of the Amended and Restated Research and Development Agreement.

“Financing” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.

“Fiscal Year” has for each Operative Document in which it appears the meaning set forth in such Operative Document.

“Form S-3” means the Registration Form S-3 as defined under the Securities Act.

“FTE” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Funded Capital” has the meaning set forth in Section 2.02(b) of the Warrant Purchase Agreement.

“Funding Agreement” means the Funding Agreement, dated June 9, 2005, among Exelixis, SCP and Investors.

“Funding Notice” has the meaning set forth in Section 2(a) of the Funding Agreement.

“Funds Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

“GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.

“GlaxoSmithKline” means SmithKline Beecham Corporation, a Pennsylvania corporation, doing business as GlaxoSmithKline.

“Governmental Approvals” means authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Governmental Authority.

“Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.

“GSK Agreement” has the meaning set forth in Section 4.10 of the Novated and Restated Technology License Agreement.

“Hedge Agreement” means any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract or other similar hedging agreement.

“HHMI” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Holdings” means Symphony Evolution Holdings LLC, a Delaware limited liability company.

“Holdings Claims” has the meaning set forth in Section 5.01 of the Warrant Purchase Agreement.

“Holdings LLC Agreement” means the Second Amended and Restated Limited Liability Company Agreement of Holdings dated June 9, 2005.

“HSR Act Filings” means the premerger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

“IND” means an Investigational New Drug Application, as described in 21 U.S.C. § 355(i)(1) and 21 C.F.R. § 312 in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.

“Indemnification Agreement” means the Indemnification Agreement among Symphony Evolution and the Directors named therein, dated June 9, 2005.

“Independent Accountant” has the meaning set forth in Section 2(i)(ii) of the Purchase Option Agreement.

“Initial Funds” has the meaning set forth in Section 2(a) of the Funding Agreement.

“Initial Holdings LLC Agreement” means the Agreement of Limited Liability Company of Holdings, dated March 30, 2005.

“Initial Investors LLC Agreement” means the Agreement of Limited Liability Company of Investors, dated May 20, 2005.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Initial LLC Member” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Interest Certificate” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Interim Holdings LLC Agreement” means the Amended and Restated Agreement of Limited Liability Company of Holdings, dated June 2, 2005.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Overview” means the investment overview describing the transactions entered into pursuant to the Operative Documents.

“Investment Policy” has the meaning set forth in Section 1(a)(viii) of the Management Services Agreement.

“Investors” means Symphony Evolution Investors LLC.

“Investors LLC Agreement” means Amended and Restated Agreement of Limited Liability Company of Investors dated June 9, 2005.

“IRS” means the U.S. Internal Revenue Service.

“Knowledge” means the actual (and not imputed) knowledge of the executive officers of Exelixis, without the duty of inquiry or investigation.

“Law” means any law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other governmental restriction, requirement or determination, of or by any Governmental Authority.

“Ledger Fee” has the meaning set forth in Section 6(b) of the Management Services Agreement.

“License” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.

“Licensed Intellectual Property” means the Licensed Patent Rights, Symphony Evolution Enhancements, Licensor Enhancements and the Licensed Know-How.

“Licensed Know-How” means any and all proprietary technology (other than the University IP) that is [ * ]

“Licensed Patent Rights” means:[ * ]

“Licensor” means Exelixis.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Licensor Enhancements” means [ * ]

“Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Liquidating Event” has the meaning set forth in Section 8.01 of the Holdings LLC Agreement.

“LLC Agreements” means the Initial Holdings LLC Agreement, the Interim Holdings LLC Agreement, the Holdings LLC Agreement, the Initial Investors LLC Agreement and the Investors LLC Agreement.

“Loss” has for each Operative Document in which it appears the meaning set forth in such Operative Document.

“Management Budget” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Management Fee” has the meaning set forth in Section 6(a) of the Management Services Agreement.

“Management Plan” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.

“Management Services” has the meaning set forth in Section 1(a) of the Management Services Agreement.

“Management Services Agreement” means the Management Services Agreement between Symphony Evolution and RRD, dated as of June 9, 2005.

“Manager” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, RRD.

“Manager Event” has the meaning set forth in Section 3.01(f) of the Holdings LLC Agreement.

“Material Adverse Effect” means, with respect to any Person, a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of such Person or, (ii) its ability to comply with and satisfy its respective agreements and obligations under the Operative Documents or, (iii) the enforceability of the obligations of such Person of any of the Operative Documents to which it is a party.

“Material Change” has the meaning set forth in Paragraph 12 of Annex B of the Amended and Restated Research and Development Agreement.

“Material Contract” has the meaning set forth in Section 3(j) of the Management Services Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Material Subsidiary” means, at any time, a Subsidiary of Exelixis having assets in an amount equal to at least 5% of the amount of total consolidated assets of Exelixis and its Subsidiaries (determined as of the last day of the most recent fiscal quarter of Exelixis) or revenues or net income in an amount equal to at least 5% of the amount of total consolidated revenues or net income of Exelixis and its Subsidiaries for the 12-month period ending on the last day of the most recent fiscal quarter of Exelixis.

“Maximum Committed Capital” has the meaning set forth in Section 2.02(b) of the Warrant Purchase Agreement.

“Medical Discontinuation Event” means (a) as specified in each Protocol, those data that, if collected in such Protocol, demonstrate that such Protocol should not be continued or (b) a series of adverse events, side effects or other undesirable outcomes that, when collected in a Protocol, would cause a reasonable FDA Sponsor to discontinue such Protocol.

“Membership Interest” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, the meaning set forth in the Holdings LLC Agreement.

“NASDAQ” means the National Association of Securities Dealers Automatic Quotation System.

“NDA” means a New Drug Application, as defined in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.

“Net Debt” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

“Non-Exelixis Capital Transaction” means any (i) sale or other disposition of all or part of the Symphony Evolution Shares or all or substantially all of the operating assets of Symphony Evolution, to a Person other than Exelixis or an Affiliate of Exelixis or (ii) distribution in kind of the Symphony Evolution Shares following the expiration of the Purchase Option.

“Novated and Restated Technology License Agreement” means the Novated and Restated Technology License Agreement, dated as of June 9, 2005, among Exelixis, Symphony Evolution and Holdings.

“Operative Documents” means, collectively, the Indemnification Agreement, the Holdings LLC Agreement, the Purchase Option Agreement, the Warrant Purchase Agreement, the Registration Rights Agreement, the Subscription Agreement, the Technology License Agreement, the Novated and Restated Technology License Agreement, the Management Services Agreement, the Research and Development Agreement, the Amended and Restated Research and Development Agreement, the Research Cost Sharing and Extension Agreement, the Confidentiality Agreement, the Funding Agreement and each other certificate and agreement executed in connection with any of the foregoing documents.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Organizational Documents” means any certificates or articles of incorporation or formation, partnership agreements, trust instruments, bylaws or other governing documents.

“Parties” means, for each Operative Document or other agreement in which it appears, the parties to such Operative Document or other agreement, as set forth therein (each a “Party”). With respect to any agreement in which a provision is included therein by reference to a provision in another agreement, the term “Party” shall be read to refer to the parties to the document at hand, not the agreement that is referenced.

“Payment Terms” has the meaning set forth in Section 8.2 of the Amended and Restated Research and Development Agreement.

“Percentage” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Permitted Investments” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Permitted Investments Letter” means the Permitted Investments Letter dated as of June 9, 2005, from Symphony Evolution to RRD, as set forth in Exhibit B to the Management Services Agreement.

“Permitted Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.

“Personnel” of a Party means such Party, its employees, subcontractors, consultants, representatives and agents.

“Prime Rate” means the quoted “Prime Rate” at JPMorgan Chase Bank or, if such bank ceases to exist or is not quoting a base rate, prime rate reference rate or similar rate for United States dollar loans, such other major money center commercial bank in New York City selected by the Manager.

“Product” means any product that contains or comprises XL647, XL784 or XL999 or any Structurally Related Compound thereof.

“Profit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Program Option” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.

“Program Option Closing Date” has the meaning set forth in Section 11.1(d) of the Amended and Restated Research and Development Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Program Option Exercise Date” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.

“Program Option Exercise Notice” has the meaning set forth in Section 11.1(b) of the Amended and Restated Research and Development Agreement.

“Program Option Exercise Price” has the meaning set forth in Section 11.1(c) of the Amended and Restated Research and Development Agreement.

“Program Option Period” has the meaning set forth in Section 11.1(a) of the Amended and Restated Research and Development Agreement.

“Programs” means those certain clinical programs pursuing indications for XL647, XL784, and XL999 in accordance with the Development Plan (each a “Program”).

“Protocol” means a written protocol that meets the substantive requirements of Section 6 of the ICH Guideline for Good Clinical Practice as adopted by the FDA, effective May 9, 1997 and is included within the Clinical Plan or later modified or added to the Clinical Plan pursuant to Section 4.2 of the Amended and Restated Research and Development Agreement.

“Public Companies” has the meaning set forth in Section 5(e) of the Purchase Option Agreement.

“Purchase Option” has the meaning set forth in Section 1(a) of the Purchase Option Agreement.

“Purchase Option Agreement” means this Purchase Option Agreement dated as of June 9, 2005, among Exelixis, Holdings and Symphony Evolution.

“Purchase Option Closing Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.

“Purchase Option Dispute Notice” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

“Purchase Option Exercise Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.

“Purchase Option Exercise Notice” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.

“Purchase Option Period” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.

“Purchase Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“QA Audits” has the meaning set forth in Section 6.6 of the Amended and Restated Research and Development Agreement.

“Quarterly Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.

“Regents” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Regents Agreement” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Regents Claims” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Regents Indemnitees” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Regents Technology” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement dated as of the Closing Date, between Exelixis and Holdings.

“Registration Statement” has the meaning set forth in Section 1(b) of the Registration Rights Agreement.

“Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any health regulatory authority(ies) in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.

“Regulatory Allocation” has the meaning set forth in Section 3.06 of the Holdings LLC Agreement.

“Regulatory Files” means any IND, NDA or any other filings filed with any Regulatory Authority with respect to XL647, XL784, XL999 or the Programs.

“Removed Director” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.

“Representative” of any Person means such Person’s shareholders, principals, directors, officers, employees, members, managers and/or partners.

“Research and Development Agreement” means the Research and Development Agreement dated as of June 9, 2005, between Exelixis and Holdings.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Research Cost Sharing and Extension Agreement” means the Research Cost Sharing and Extension Agreement dated as of June 9, 2005, between Exelixis, Holdings, and Symphony Evolution.

“RRD” means RRD International, LLC, a Delaware limited liability company.

“RRD Indemnified Party” has the meaning set forth in Section 10(a)(i) of the Management Services Agreement.

“RRD Loss” has the meaning set forth in Section 10(a)(i) of the Management Services Agreement.

“Schedule K-1” has the meaning set forth in Section 9.02(a) of the Holdings LLC Agreement.

“Scientific Discontinuation Event” has the meaning set forth in Section 4.2(f) of the Amended and Restated Research and Development Agreement.

“SCP” means Symphony Capital Partners, L.P., a Delaware limited partnership.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shareholder” means any Person who owns any Symphony Evolution Shares.

“Solvent” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“SSP” means Symphony Strategic Partners, LLC, a Delaware limited liability company.

“Stock Payment Date” has the meaning set forth in Section 2 of the Subscription Agreement.

“Stock Purchase Price” has the meaning set forth in Section 2 of the Subscription Agreement.

“Structurally Related Compound” means:

(a) with respect to XL647, any compound that is [ * ]

(b) with respect to XL784, any compound that is [ * ]

(c) with respect to XL999, any compound that is [ * ]

“Subcontracting Agreement” has the meaning set forth in Section 6.3 of the Amended and Restated Research and Development Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Subcontractor” has the meaning set forth in Section 6.3 of the Amended and Restated Research and Development Agreement.

“Subscription Agreement” means the Subscription Agreement between Symphony Evolution and Holdings, dated as of June 9, 2005.

“Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.

“Surviving Entity” means the surviving legal entity which is surviving entity to Exelixis after giving effect to a Change of Control.

“Symphony Capital” means Symphony Capital LLC, a Delaware limited liability company.

“Symphony Evolution” means Symphony Evolution, Inc., a Delaware corporation.

“Symphony Evolution Board” means the Symphony Evolution board of directors.

“Symphony Evolution By-laws” means the By-laws of Symphony Evolution, as adopted by resolution of the Symphony Evolution Board on June 9, 2005.

“Symphony Evolution Charter” means the Amended and Restated Certificate of Incorporation of Symphony Evolution, dated as of June 9, 2005.

“Symphony Evolution Director Event” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.

“Symphony Evolution Enhancements” means [ * ]

“Symphony Evolution Equity Securities” means the Common Stock and any other stock or shares issued by Symphony Evolution.

“Symphony Evolution Loss” has the meaning set forth in Section 10(b) of the Management Services Agreement.

“Symphony Evolution Securities Encumbrance” has the meaning set forth in Section 4(b)(ii) of the Purchase Option Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Symphony Evolution Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.

“Symphony Funds” means Symphony Capital Partners, L.P., a Delaware limited partnership, and Symphony Strategic Partners, LLC, a Delaware limited liability company (each a “Symphony Fund”).

“Symphony Member” has the meaning set forth in Section 4.2(d) of the Amended and Restated Research and Development Agreement.

“Tangible Materials” means [ * ].

“Tax Amount” has the meaning set forth in Section 4.02 of the Holdings LLC Agreement.

“Technology License Agreement” means the Technology License Agreement, dated as of June 9, 2005, between Exelixis and Holdings.

“Term” means the period starting on the Closing Date and ending upon the termination or expiration of the Purchase Option Period.

“Territory” means the world.

“Third Party IP” has the meaning set forth in Section 2.9 of the Novated and Restated Technology License Agreement.

“Third Party Licensor” means (a) a third party from which Exelixis has received a license or sublicense to Licensed Intellectual Property or (b) a third party to which Exelixis has granted a license or sublicense to the Licensed Intellectual Property. As of the Closing Date, GlaxoSmithKline is the only Third Party Licensor.

“Transfer” has for each Operative Document in which it appears the meaning set forth in such Operative Document.

“Transferee” has, for each Operative Document in which it appears, the meaning set forth in such Operative Document.

“University Agreements” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“University IP” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Voluntary Bankruptcy” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.

“Warrant Closing” has the meaning set forth in Section 2.07 of the Warrant Purchase Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

“Warrant Date” has the meaning set forth in Section 2.06 of the Warrant Purchase Agreement.

“Warrant Purchase Agreement” means the Warrant Purchase Agreement dated as of the Closing Date, between Exelixis and Holdings.

“Warrants” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“Warrant Share Legend” has the meaning set forth in Section 6.02 of the Warrant Purchase Agreement.

“Warrant Shares” has the meaning set forth in Section 2.03 of the Warrant Purchase Agreement.

“XL647” means: [ * ]

“XL784” means: [ * ]

“XL999” means: [ * ]

“Yale” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Yale Agreement” has the meaning set forth in Section 3.1 of the Novated and Restated Technology License Agreement.

“Yale Claims” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Yale Indemnitees” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

“Yale Technology” has the meaning set forth in Annex C of the Novated and Restated Technology License Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 1

Purchase Exercise Notice

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Exhibit 2

Form of Opinion of Cooley Godward, LLP

June 9, 2005

Symphony Evolution Holdings LLC

7361 Calhoun Place, Suite 325

Rockville, MD 20850

Dear Ladies and Gentlemen:

We have acted as counsel for Exelixis, Inc., a Delaware corporation (the “Company”), in connection with the financing of the clinical development of certain of the Company’s product candidates (the “Financing”). In connection with the Financing, the Company is entering into the agreements listed on Schedule I hereto (collectively, the “Transaction Agreements”). We are rendering this opinion pursuant to Section 3.02(d) of the Warrant Purchase Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Transaction Agreements by the various parties and originals, or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below.

As to certain factual matters, we have relied upon certificates of officers of the Company and have not sought to independently verify such matters. Where we render an opinion “to our knowledge” or concerning an item “known to us” or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who have represented the Company in this transaction, (ii) receipt of a certificate executed by an officer of the Company covering such matters and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness and authenticity of certificates of public officials; the due authorization, execution and delivery of all documents (except the due authorization, execution and delivery by the Company of the Transaction Agreements), where authorization, execution and delivery are prerequisites to the effectiveness of such documents; and the genuineness and authenticity of all signatures on original documents (except the signatures on behalf of the Company on the Transaction Agreements). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that the Transaction Agreements are obligations binding upon the parties thereto other than the Company; that the parties to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Transaction Agreements other than the Company have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Transaction Agreements or to the Material Agreements (as defined below) that would modify or interpret the terms of any such agreements or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California and the General Corporation Law of the State of Delaware. We note that the parties to the Transaction Agreements have designated the laws of the State of New York as the laws governing the Transaction Agreements. Our opinion in paragraph 5 below as to the validity, binding effect and enforceability of the Transaction Agreements is premised upon the result that would obtain if a California court were to apply the internal laws of the State of California (notwithstanding the designation of the laws of the State of New York) to the interpretation and enforcement of the Transaction Agreements. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof.

We are not rendering any opinion as to any statute, rule, regulation, ordinance, decree or decisional law relating to antitrust, banking, land use, environmental, pension, employee benefit, tax, fraudulent conveyance, usury, laws governing the legality of investments for regulated entities, regulations T, U or X of the Board of Governors of the Federal Reserve System or local law. Furthermore, we express no opinion with respect to compliance with antifraud laws, rules or regulations relating to securities or the offer and sale thereof; compliance with fiduciary duties by the Company’s Board of Directors or stockholders; compliance with safe harbors for disinterested Board of Director or stockholder approvals; compliance with state securities or blue sky laws except as specifically set forth below; or compliance with laws that place limitations on corporate distributions.

With regard to our opinion in paragraph 1 below with respect to the good standing of the Company, we have relied solely upon a certificate of the Secretary of State of the State of Delaware as of a recent date.

With regard to our opinion paragraph 3 below concerning defaults under and any material breaches of any agreement identified on Schedule II hereto, we have relied solely upon (i) a certificate of an officer of the Company, (ii) a list supplied to us by the Company of material agreements to which the Company is a party, or by which it is bound, a copy of which is attached hereto as Schedule II (the “Material Agreements”) and (iii) an examination of the Material Agreements in the form provided to us by the Company. We have made no further investigation. Further, with regard to our opinion in paragraph 3 below concerning Material Agreements, we express no opinion as to (i) financial covenants or similar provisions therein requiring financial calculations or determinations to ascertain compliance, (ii) provisions therein relating to the

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

occurrence of a “material adverse event” or words of similar import or (iii) any statement or writing that may constitute parol evidence bearing on interpretation or construction.

With regard to our opinion in paragraph 7 below, we express no opinion to the extent that, notwithstanding its current reservation of shares of Common Stock, future issuances of securities of the Company and/or antidilution adjustments to outstanding securities of the Company may cause the Warrant Shares to be convertible for more shares of Common Stock than the number that then remain authorized but unissued.

With regard to our opinion in paragraph 8 with respect to exemption from registration, no opinion is expressed with respect to the integration of the offer and sale of the Warrants or the Warrant Shares with any offers or sales of securities occurring subsequent to the date hereof.

With regard to our opinion in paragraph 9 below, we have based our opinion, to the extent we consider appropriate, on Rule 3a-8 under the Investment Company Act of 1940, as amended, and a certificate of an officer of the Company as to compliance with each of the requirements necessary to comply with Rule 3a-8. We have conducted no further investigation.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

1.	The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

2.	The Company has the corporate power to execute, deliver and perform its obligations under the Transaction Agreements. Each of the Transaction Agreements has been duly and validly authorized, executed and delivered by the Company.

3.	The execution and delivery of the Transaction Agreements by the Company and the consummation of the transactions contemplated thereby that would occur at the closing of the sale and issuance of the Warrant (as defined on Schedule I hereto) will not, (a) violate any provision of the Company’s certificate of incorporation or by-laws, (b) violate any governmental statute, rule or regulation which in our experience is typically applicable to transactions of the nature contemplated by the Transaction Agreements, (c) violate any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware or (d) constitute a default under or a material breach of any Material Agreement, in the case of clause (d) to the extent such default or breach would materially and adversely affect the Company.

4.	All consents, approvals, authorizations or orders of, and filings, registrations and qualifications with any U.S. Federal or California regulatory authority or governmental body required for the due execution or delivery by the Company of any Transaction Agreement and the sale and issuance of the Warrant have been made or obtained, except

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a) for the filing of a Form D pursuant to Securities and Exchange Commission Regulation D and (b) for the filing of the notice to be filed under California Corporations Code Section 25102.1(d).

5.	Each of the [ * ] constitutes, and, if the B Warrants and C Warrants (each as defined in the Warrant Purchase Agreement) were to be issued at the closing of the sale and issuance of the Warrant in accordance with the terms of the Warrant Purchase Agreement, each of the B Warrants and the C Warrants would constitute, a valid and binding agreement of the Company, enforceable against the Company in accordance with its respective terms, except as rights to indemnity and contribution under Sections 6 and 7 of the Registration Rights Agreement, Section 10 of the Purchase Option Agreement, Article V of the Warrant Purchase Agreement, Section 15 of the Research and Development Agreement, Section 15 of the Amended and Restated Research and Development Agreement, Section 6 of the Technology License Agreement, Section 6 of the Novated and Restated Technology License Agreement, Paragraphs (c)(iv) under “Yale Agreement” in Annex C of the Technology License Agreement, Paragraph (c)(vi) under “Regents Agreement” in Annex C of the Technology License Agreement, Paragraph (c)(iv) under “Yale Agreement” in Annex C of the Novated and Restated Technology License Agreement and Paragraph (c)(vi) under “Regents Agreement” in Annex C of the Novated and Restated Technology License Agreement may be limited by applicable laws and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, suretyship, dissolution, moratorium, receivership or other similar laws affecting creditors’ rights and the law of fraudulent transfer, and subject to state law, federal law, or general equity principles and to limitations on availability of equitable relief, including specific performance, regardless of whether enforcement is considered in a proceeding in equity or at law.

6.	The offer and sale of the Warrants (as defined in the Warrant Purchase Agreement) have been duly authorized by the Company.

7.	The Warrant Shares (as defined in the Warrant Purchase Agreement) and, assuming the Purchase Option (as defined in the Purchase Option Agreement) is exercised in accordance with the Purchase Option Agreement, the Exelixis Common Stock (as defined in the Purchase Option Agreement), when sold and issued in accordance with the terms of the Warrants or the Purchase Option Agreement, as applicable, will be validly issued, fully paid and non-assessable, and the issuance of the Warrant Shares is not be subject to preemptive rights pursuant to the General Corporation Law of the State of Delaware, the certificate of incorporation or by-laws of the Company or similar rights to subscribe pursuant to any Material Agreement.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

8.	The offer and sale of the Warrants and Warrant Shares are and will be exempt from the registration requirements of the Securities Act of 1933, as amended, subject to the timely filing of a Form D pursuant to Securities and Exchange Commission Regulation D.

9.	The Company is not an “investment company” as defined in the Investment Company Act of 1940, as amended.

[ * ]

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

COOLEY GODWARD LLP

By:	/s/ Robert L. Jones
Robert L. Jones

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE I

LIST OF TRANSACTION AGREEMENTS

1.	Warrant Purchase Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Warrant Purchase Agreement”).

2.	Warrant to purchase 750,000 shares of common stock of the Company, dated as of June 9, 2005 (the “Warrant”).

3.	Purchase Option Agreement, dated as of June 9, 2005, by and among the Company, Symphony Evolution Holdings LLC and Symphony Evolution, Inc. (the “Purchase Option Agreement”).

4.	Research and Development Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Research and Development Agreement”).

5.	Amended & Restated Research and Development Agreement, dated as of June 9, 2005, between the Company, Symphony Evolution, Inc. and Symphony Evolution Holdings LLC (the “Amended & Restated Research and Development Agreement”).

6.	Technology License Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Technology License Agreement”).

7.	Novated and Restated Technology License Agreement, dated as of June 9, 2005, between the Company, Symphony Evolution, Inc. and Symphony Evolution Holdings LLC (the “Novated and Restated Technology License Agreement”).

8.	Confidentiality Agreement, dated as of June 9, 2005, by and among the Company, Symphony Evolution, Inc. and Symphony Evolution Holdings LLC, Symphony Capital Partners, L.P., Symphony Strategic Partners, LLC, Symphony Evolution Investors, LLC, Symphony Capital LLC, RRD International, LLC, Daniel F. Hoth, M.D., Herbert J. Conrad, and Alastair J.J. Wood, M.D. (the “Confidentiality Agreement”).

9.	Funding Agreement, dated as of June 9, 2005, by and among the Company, Symphony Capital Partners, L.P., Symphony Evolution Holdings LLC and Symphony Evolution Investors, LLC (the “Funding Agreement”).

10.	Registration Rights Agreement, dated as of June 9, 2005, between the Company and Symphony Evolution Holdings LLC (the “Registration Rights Agreement”).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

11.	Research Cost Sharing and Extension Agreement, dated as of June 9, 2005, by and among the Company, Symphony Evolution Holdings LLC and Symphony Evolution, Inc. (the “Research Cost Sharing and Extension Agreement”).

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SCHEDULE II

LIST OF MATERIAL AGREEMENTS

[ * ]

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